Earnings Per Share	12 Months Ended
Dec. 31, 2022
Earnings Per Share [Abstract]
EARNINGS PER SHARE	EARNINGS PER SHARE
Basic and diluted earnings per share are based on the weighted-average number of shares of common stock and potential common stock outstanding during the period. Potential common stock, for purposes of determining diluted earnings per share, includes the effects of dilutive RSUs, stock options, and equity units. The effect of such potential common stock is computed using the treasury stock method for RSUs and stock options, and is computed using the if-converted method for equity units.
The following table is a reconciliation of the numerator and denominator of the basic and diluted earnings per share computation for income from continuing operations for the years ended December 31, 2022, 2021 and 2020, where income represents the numerator and weighted-average shares represent the denominator.

Year Ended December 31,	2022			2021			2020
(in millions, except per share data)	Loss	Shares	$ per Share	Loss	Shares	$ per Share	Income	Shares	$ per Share
BASIC EARNINGS (LOSS) PER SHARE
Income (loss) from continuing operations attributable to The AES Corporation common stockholders	$(546)	668	$(0.82)	$(413)	666	$(0.62)	$43	665	$0.06
EFFECT OF DILUTIVE SECURITIES
Stock options	—	—	—	—	—	—	—	1	—
Restricted stock units	—	—	—	—	—	—	—	2	—
Equity units	—	—	—	—	—	—	—	—	—
DILUTED EARNINGS (LOSS) PER SHARE	$(546)	668	$(0.82)	$(413)	666	$(0.62)	$43	668	$0.06
For the years ended December 31, 2022 and December 31, 2021, the calculation of diluted earnings per share excluded 5 million outstanding stock awards and 40 million shares underlying our March 2021 Equity Units because their impact would be anti-dilutive given the loss from continuing operations. These shares could potentially dilute basic earnings per share in the future. Had the Company generated income, potential shares of common stock of 3 million and 4 million related to the stock awards and 40 million and 33 million related to the Equity Units, would have been included in diluted weighted-average shares outstanding for the years ended December 31, 2022 and December 31, 2021, respectively.
As described in Note 17—Equity, the Company issued 10,430,500 Equity Units in March 2021 with a total notional value of $1,043 million. Each Equity Unit has a stated amount of $100 and was initially issued as a Corporate Unit, consisting of a 2024 Purchase Contract and a 10% undivided beneficial ownership interest in one share of Series A Preferred Stock. Prior to February 15, 2024, the Series A Preferred Stock may be converted at the option of the holder only in connection with a fundamental change. On and after February 15, 2024, the Series A Preferred Stock may be converted freely at the option of the holder. Upon conversion, the Company will deliver to the holder with respect to each share of Series A Preferred Stock being converted (i) a share of our Series B Preferred Stock, or, solely with respect to conversions in connection with a redemption, cash and (ii) shares of our common stock, if any, in respect of any conversion value in excess of the liquidation preference of the preferred stock being converted. The conversion rate is initially 31.5428 shares of common stock per one share of Series A Preferred Stock, which is equivalent to an initial conversion price of approximately $31.70 per share of common stock. As of December 31, 2022, due to customary anti-dilution provisions, the conversion rate was 31.5846, equivalent to a conversion price of approximately $31.66 per share of common stock. The Series A Preferred Stock and the 2024 Purchase Contracts are being accounted for as one unit of account. In calculating diluted EPS, the Company has applied the if-converted method to determine the impact of the forward purchase feature and considered if there are incremental shares that should be included related to the Series A Preferred conversion value.